First Financial Bancorp 2007 Plan Discussion EXHIBIT 99.1

Forward Looking Statement Certain statements which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the Act). In addition, certain statements in future filings by First Financial with the Securities and Exchange Commission, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performance and statements of assumptions underlying such statements. Words such as "believes," "anticipates," "intends," and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, the ability of the company to implement its business plan, the strength of the local economies in which operations are conducted; the effects of and changes in policies and laws of regulatory agencies; inflation, interest rates, market and monetary fluctuations; acts of terrorism and any governmental response to such acts; technological changes; mergers and acquisitions; the ability to increase market share and control expenses; the effect of changes in accounting policies and practices that may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the Securities and Exchange Commission; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and the success of First Financial at managing the risks involved in the foregoing. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

Background 2007 is the first full year of the new First Financial Bancorp Bank holding company focused on the retail, commercial and investment management services for clients in Ohio, Indiana and Kentucky Our goals are to develop a competitive advantage through our local market focus, build long-term relationships with our clients and help them reach greater levels of success in their financial life.

Market Overview Focus on Ohio, Indiana and Kentucky Focus on strategic and geographic fit Size and growth potential to achieve target financial returns

New First Financial New Strategic Plan Reorganized from ten separate companies to "One Company, One Culture" New Management Team New technology infrastructure and core banking system Balance sheet restructure Reduce long-term debt by $184 million Reduced investment securities by $179 million Improved credit processes

New First Financial Capital Plan Dutch tender offer and ongoing buyback levels Target ratios Exited non-strategic businesses and markets Exited indirect lending Sold Fidelity Federal Savings Sold 10 offices in 2006 Closed 8 offices in 2006 with plans announced to close 7 more in 2007 Expanded sales force and markets Commercial lending Treasury management Wealth Resources SW Ohio markets (Cincinnati, Dayton, N. Kentucky) Branding

Sales Culture Market Focus Market leadership and sales management Sales Staff Expanded commercial lending group New treasury management staff Expanded wealth management sales staff Process Sales training and tracking systems in place to assist sales staff Marketing Good alignment with marketing and sales goals Measurement Goals established by market, office and sales person Scorecards in place to measure and monitor success in volume, pricing and quality compared to goals

New Market Opportunity Hamilton County Montgomery County Northern Kentucky Other Banks 28662 6291 4203 FFBC 38 0 90 0.00% Share 1 Branch 2.11% Share 4 Branches 0.13% Share 4 Branches $28.7B Total Deposits $6.3B Total Deposits $4.2B Total Deposits (Cincinnati, OH) (Dayton, OH) (Greater Cincinnati)

Brand New Brand One Brand, One Name - First Financial Bank Client brand promises New logo and color schemes Consistent marketing message

Brand Promises We promise to always be looking ahead. We promise to keep things simple. We promise to make doing business with us easy for our clients. We promise to be a leader - to constantly innovate and improve our systems and responsive abilities so as to serve the needs of our clients better. We promise to provide sound financial advice that is client- focused. We promise to honor our commitments with integrity, fairness and impartiality.

New Corporate Logo

"Life's Big Firsts" Advertising Campaign Samples

"Life's Big Firsts" Print Ads

"Life's Big First" Outdoor Ad

2007 Plan Guidance

Guidance Earnings guidance for 2007 to provide clarity on the expected outcomes of the Strategic Plan Necessary given the amount of transition in 2005 and 2006 Updates on key drivers and the resultant effect on EPS for the year Full year 2006 and full year 2007 results are estimates and are considered forward looking

2007 - Keys to Success Complete remaining transition steps Focus on new and existing clients Focus on execution - manage details of business Focus on continued efficiency

Goals Top-quartile performance for all stakeholders in the long-term Sustained and consistent excellence Commitment to growth Effective management of all risks

Goals Target ratios are long-term objectives and approximate top- quartile peer performance.

Leverage Points New metropolitan markets Sales force expansion Efficiency Loan mix shift to commercial Wealth Management expansion Strong capital & funding position

Summary 2007 is the year we begin to demonstrate success of the strategy Focus on execution vs. transition Accomplishment of sales and financial goals

2007 Plan

2007 Plan Guidance

Annualized Effect of Plans Strategic Initiatives: Charter consolidation Fidelity sale Indirect auto lending sale and exit Mortgage strategy Tender offer Balance sheet restructure Performance Improvement Plan Branch sales/closures Technology enhancement Problem loan sales Improved credit and collection Efficiency and staffing reviews

Key Drivers Net interest income Non interest income Non interest expense Credit quality Capital

Net Interest Income Approximately 70% of total revenue FFB opportunity to shift asset mix Moderate earning asset growth Continued mix shift in deposits Net interest margin presented is not tax-equivalent.

Commercial Loans Consumer Loans Retail Mortgages Investments FFBC 0.4322 0.1623 0.2296 0.1758 Earning Assets COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 Commercial Loans Consumer Loans Retail Mortgages Investments FFBC 0.5134 0.1451 0.1884 0.1532 2006 Average Yield presented is not tax-equivalent. 2007 Average Yield 6.60% Yield 6.90%

Loan Portfolio Yields presented are 2 year estimated averages.

Non-Interest Bearing Deposits Interest Bearing Deposit Time Deposits Short-term Debt FHLB Advances Trust Preferred FFBC 13.36 39.79 39.54 3 3.32 1 Liability Mix COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 Non-Interest Bearing Deposits Interest Bearing Deposit Time Deposits Short-term Debt FHLB Advances Trust Preferred FFBC 13.88 41.4 38.43 3.52 1.86 0.9 2006 Average Yield 2.87% Yield 2.60% 2007 Average

Deposit Portfolio Yields presented are 2 year estimated averages.

Non Interest Income Strategies to Achieve - Growth of commercial deposit accounts Growth of retail deposit accounts Growth of assets under management Standardization of deposit fees Risk - Results dependant on market rate and competitive environments

Non Interest Income Approximately 30% of total revenue Approximately 50% from Wealth Resources Group related services Approximately 50% from service charges and other fees Targeted 10% growth through both deposit account growth and Wealth Resources Group

Wealth Resources Group Approximately $2.2 billion in trust assets and $400 million in brokerage assets under management Legacy Funds - proprietary mutual funds with approximately $440 million in assets under management New team of investment managers

Non Interest Expense Strategies to Achieve - Additional savings from 7 branch closures scheduled Continued focus on efficiency Full year effect of previously disclosed initiatives including the reduction of over 18% of workforce since January 2006

Efficiency 2004 Y 2005 Y Est. 2006 Est. 2007 GAAP 0.6679 0.7369 0.8 0.635 Target = 55 to 60% Identified opportunities to-date for 62 - 65% efficiency ratio Long-term target remains at 55 - 60%

Staff Expense

Credit Quality Remains within a range of acceptability Will continue to actively manage New processes to ensure quality of new loans and manage existing problem credits Estimated full year 2006 charge-offs including the charge-offs associated with the loan sale are 0.97%.

Credit Quality

Legacy Credit Management System Determined by and varied by affiliate No leveraging of specialists or centralized process Inconsistent processes and philosophies

Credit Quality Improving - few remaining legacy issues Better process to deal with problem credits - strategic use of loan sales Emphasis on recovery and value maximization Underwriting is disciplined and strategically focused

Current Credit Management System Market-based Centralized Market level

Capital Defined within boundaries of the Capital Plan Increase dividend when sustainable Repurchase shares when prudent Plan to be in target range in 2007

Capital 2000 2001 2002 2003 2004 2005 2006 2007 FFBC 987.6 1847.5 1839.7 1230.7 408.6 4166 350 1000 Modified Dutch Tender Offer repurchase of 3,250,000 shares in December 2005 Estimated Shares Repurchased

Summary

Summary Difficult transition is complete Leverage points to achieve success in 2007 Focus on execution of core banking strategies Updates to 2007 full year guidance and key drivers throughout 2007.

First Financial Bancorp 2007 Plan Discussion